1. GENERAL INFORMATION AND GROUP STRUCTURE	12 Months Ended
Dec. 31, 2018
General Information And Group Structure
GENERAL INFORMATION AND GROUP STRUCTURE

1.1 General information

The Company is a fully integrated power company in Argentina, which directly and through its subsidiaries, participates in the electric energy and gas value chains. In the generation segment, the Company has a 3,871 MW installed capacity, which represents approximately 10% of Argentina’s installed capacity, and is the second largest independent generator in the country. Additionally, the Company is currently undergoing a process to expand its capacity by 504 MW.

In the distribution segment, the Company has a controlling interest in Edenor, the largest electricity distributor in Argentina, which has more than 3 million customers and a concession area covering the Northern part of the City of Buenos Aires and Northwestern Greater Buenos Aires.

In the oil and gas segment, the Company is one of the leading oil and natural gas producers in Argentina, with operations in 11 production areas and 7 exploratory areas and a production level of 6.8 million m3/day of natural gas and 5,100 barrels/day of oil equivalent for oil in Argentina, during the year 2018 due to continuing operations. Its main natural gas production blocks are located in the Provinces of Neuquén and Río Negro. Pursuant to the divestment mentioned in Note 5.2.1, the related results of operations and cash flows are disclosed within discontinued operations. The production level, due to discontinued operations, registered during the first quarter of 2018 and up to the transfer of the related assets, reached 1.1 million m3/day for natural gas and 13.3 thousand barrels of oil equivalent/day for oil and LPG.

As a result of the divestment mentioned in Note 5.2.2, in relation with the main assets of the refining and distribution segment, the related results and cash flows are disclosed within discontinued operations. Continuing operations of the segment relates to the Dock Sud Terminal, with a tank park totaling 228 thousand m3 of installed capacity, dedicated to providing storage and logistics services to third parties (see Note 23), and the Company interest in Refinor.

In the petrochemicals segment, the Company has three high-complexity plants producing a wide variety of petrochemical products, including styrenics and synthetic rubber, and holding a large market share.

Finally, through the holding and others segment, the Company participates in the transmission and gas transportation businesses. In the transmission business, the Company jointly controls Citelec, which has a controlling interest in Transener, a company engaged in the operation and maintenance of a 20,943 km high-voltage electricity transmission network in Argentina with an 85% share in the Argentine electricity transmission market. In the gas transportation business, the Company jointly controls CIESA, which has a controlling interest in TGS, a company holding a concession for the transportation of natural gas with 9,184 km of gas pipelines in the center, west and south of Argentina, and which is also engaged in the processing and sale of natural gas liquids through the Cerri Complex, located in Bahía Blanca, in the Province of Buenos Aires. Additionally, the segment includes advisory services provided to related companies.